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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 25049


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): August 18, 1999.


                         Westinghouse Air Brake Company
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             (Exact name of registrant as specified in its charter)


        Delaware                    1-13782                25-1615902
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(State or other jurisdiction    (Commission file   (IRS Employer Identification
of incorporation)               number)            Number)

              1001 Air Brake Avenue
         Wilmerding, Pennsylvania  15148                      15222
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      (Address of principal executive offices)               Zip Code

Registrant's telephone number, including area code:  (412) 825-1000

                                 Not applicable
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          (Former name or former address, if changed since last report)






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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

     (a)--(b)   Not applicable.

     (c)        Exhibits.

     99.1 Text of joint press release dated August 18, 1999, issued by MotivePower Industries, Inc. and Westinghouse Air Brake Company.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     WESTINGHOUSE AIR BRAKE COMPANY



Date:  August 18, 1999               By: /s/ Robert J. Brooks
                                         ---------------------------------------
                                             Robert J. Brooks
                                             Vice President and
                                             Chief Financial Officer







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                                  EXHIBIT INDEX





                                                                Sequentially
 Exhibit                                                        Numbered
 Number      Description of Exhibit                               Page
 -------     ---------------------------------                  ------------

 99.1 Text of joint press release dated August 18, 1999, issued by MotivePower Industries, Inc. and Westinghouse Air Brake Company.





























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